As Filed with the Securities and Exchange Commission on February 13, 2006
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
February 7, 2006
Date of Report (Date of Earliest Event Reported)
Capital Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Tennessee
(State or other jurisdiction of
incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification Number)
1820 West End Avenue
Nashville, TN
(Address of principal executive offices)
37203
(Zip Code)
615-327-9000
(Registrant’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 Changes in Registrant’s Certifying Accountants
ITEM 9.01 Financial Statements and Exhibits
Signatures
EX-16.1 LETTER TO THE SEC FROM MAGGART & ASSOCIATES, P.C.

ITEM 4.01 Changes in Registrant’s Certifying Accountants
On February 7, 2006, the Audit Committee of Capital Bancorp. Inc. (the “Company”) accepted notification from Maggart & Associates, P.C. that it would decline to stand for re-appointment as the Company’s independent registered public accounting firm for future accounting periods after completion of its December 31, 2005 audit. Maggart & Associates, P.C. orally stated that its desire to deploy resources elsewhere was the primary reason for its decision. Neither the Company nor Maggart & Associates, P.C. foresee any delay in completion of the December 31, 2005 audit or the issuance of an unqualified audit report. On February 11, 2006, upon recommendation of the Audit Committee, the Board of Directors of the Company completed a previously commenced proposal process and engaged Porter Keadle Moore, LLP as the Company’s registered independent public accounting firm for the calendar year ending December 31, 2006. Porter Keadle Moore, LLP is a full-service accounting and consulting firm based in Atlanta, Georgia, that provides accounting, auditing, tax and consulting services to nearly 100 community banks throughout the Southeast.
The audit reports of Maggart & Associates, P.C. on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent calendar years ended December 31, 2004 and 2003 and from December 31, 2004 until the effective date of Maggart & Associates, P.C.’s notification to the Company of its intent to not stand for re-appointment as the Company’s registered independent public accounting firm, there have been no disagreements between the Company and Maggart & Associates, P.C. on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Maggart & Associates, P.C. to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no “reportable events” as defined in Item 301(a)(1) or (v) of Regulation S-K (“Regulation S-K”) of the Securities and Exchange Commission (“SEC”) rules and regulations
During the two calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the engagement of Porter Keadle Moore, LLP as the Company’s registered independent accounting firm for the calendar year ended December 31, 2006, neither the Company nor anyone on its behalf has consulted Porter Keadle Moore, LLP with respect to any accounting or auditing issues involving the Company, including without limitation, the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement with Maggart & Associates, P.C. within the meaning of Section 304 of Regulation S-K or a “reportable event” as defined in Item 304(a)(l) or (v) of Regulation S-K.
The Company furnished Maggart & Associates, P.C. with a copy of this Report on Form 8-K prior to filing with the SEC. The Company also requested Maggart & Associates, P.C. to furnish a letter addressed to the SEC stating whether it agrees with the statements made in this report insofar as they relate to Maggart & Associates, P.C.’s audit services and engagement with the Company. A copy of Maggart & Associates, P.C.’s letter to the SEC dated February 10, 2006 is filed as Exhibit 16.1 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits:
     16.1 Letter to the Securities and Exchange Commission from Maggart & Associates, P.C.. dated February 10, 2006

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.
Date: February 13, 2006	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO